Investment Company Act No. 811-5186

    As filed with the Securities and Exchange Commission on April 25, 1997

                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [x]
Filed by a Party other than the Registrant [  ]
Check the appropriate box:
[X]      Preliminary Proxy Statement
[  ]     Confidential, for Use of the Commission Only (as permitted by
         Rule 14a-6(e)(2))
[  ]     Definitive Proxy Statement
[  ]     Definitive Additional Materials
[  ]     Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12


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                             American Skandia Trust

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Payment of Filing Fee (Check the appropriate box):
[X]      No fee required.

[  ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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         1)  Title of each class of securities to which transaction applies:
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         2)  Aggregate number of securities to which transaction applies:
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         3) Per unit price or other  underlying  value of  transaction  computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
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         4)  Proposed maximum aggregate value of transaction:
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         5)  Total fee paid:
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[  ]     Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)  Amount Previously Paid:
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         2)  Form, Schedule or Registration Statement No.:
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         3)  Filing Party:
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         4)  Date Filed:
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

                             AMERICAN SKANDIA TRUST
                               One Corporate Drive
                                  P.O. Box 883
                           Shelton, Connecticut 06484

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                     OF THE
                         INVESCO EQUITY INCOME PORTFOLIO
                                     AND THE
                         FEDERATED HIGH YIELD PORTFOLIO

                                   To be held
                                  June 12, 1997

To the Shareholders of the INVESCO Equity Income and Federated High Yield Portfolio of American Skandia Trust:

         Notice is hereby given that this Special Meeting of Shareholders of the INVESCO Equity Income Portfolio and Federated High Yield Portfolio (the "Portfolios") of American Skandia Trust (the "Trust") will be held at One
Corporate Drive, Shelton, Connecticut 06484 on June 12, 1997 at 10:00 a.m. Eastern Time, or at such adjourned time as may be necessary for the holders of a majority of the outstanding shares of each Portfolio to vote (the "Meeting"), for the following purposes:

         I. To consider the approval of a new Sub-Advisory Agreement between American Skandia Investment Services, Incorporated and INVESCO Trust Company regarding investment advice to the INVESCO Equity Income Portfolio.

     II. To consider the removal of the Federated High Yield Portfolio's fundamental investment restriction limiting the Portfolio's investment in restricted securities to 10% of its net assets.

     III. To transact such other business as may properly come before the Meeting or any adjournment thereof.

         The shareholders of the INVESCO Equity Income Portfolio are entitled to vote on Proposal I. The shareholders of the Federated High Yield Portfolio are entitled to vote on Proposal II.

         The matters referred to above are discussed in detail in the Proxy Statement attached to this Notice. The Board of Trustees has fixed the close of business on April 18, 1997 as the record date for determining shareholders entitled to notice of, and to vote at, the Meeting, and only holders of record of shares at the close of business on that date are entitled to notice of, and to vote at, the Meeting. Each share of a Portfolio is entitled to one vote with respect to the proposal on which a Portfolio's shareholders are entitled to vote.

         You are cordially invited to attend the Meeting. If you do not expect to attend, you are requested to complete, date and sign the enclosed form (or forms) of proxy and return it promptly in the envelope provided for that purpose. The proxy is being solicited on behalf of the Board of Trustees.

YOUR VOTE IS IMPORTANT. IN ORDER TO AVOID THE UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WE URGE YOU TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY (OR PROXIES), DATE AND SIGN IT, AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE. YOU MAY REVOKE IT AT ANY TIME PRIOR TO ITS USE. THEREFORE, BY APPEARING AT THE MEETING, AND REQUESTING REVOCATION PRIOR TO THE VOTING, YOU MAY REVOKE THE PROXY AND YOU CAN THEN VOTE IN PERSON.

                                              By order of the Board of Trustees

                                              Eric C. Freed
                                              Secretary
                                              American Skandia Trust

May 14, 1997

                                 PROXY STATEMENT

                             AMERICAN SKANDIA TRUST
                               One Corporate Drive
                                  P.O. Box 883
                           Shelton, Connecticut 06484

                     SPECIAL MEETING OF SHAREHOLDERS OF THE
                         INVESCO EQUITY INCOME PORTFOLIO
                                     AND THE
                         FEDERATED HIGH YIELD PORTFOLIO
                                       OF
                             AMERICAN SKANDIA TRUST

                                   To be held
                                  June 12, 1997

         This proxy statement and enclosed form of proxy are being furnished in connection with the solicitation of proxies by the Board of Trustees of American Skandia Trust (the "Trust") for use at a Special Meeting of Shareholders of the INVESCO Equity Income Portfolio (the "INVESCO Portfolio") and the Federated High Yield Portfolio (the "Federated Portfolio") (collectively, the "Portfolios") of the Trust to be held at One Corporate Drive, Shelton, Connecticut 06484 on June 12, 1997, at 10:00 a.m. Eastern Time (the "Meeting"), or at any adjournment thereof, for the purposes set forth in the accompanying Notice of Meeting ("Notice"). The first mailing of proxies and proxy statements to shareholders is anticipated to be on or about May 16, 1996.

         Voting instructions will be solicited principally by mailing this Proxy Statement and its enclosures, but proxies also may be solicited by telephone, telegraph, or in person by officers or agents of the Trust or American Skandia Life Assurance Corporation ("ASLAC"). The Trust will forward proxy materials to record owners for any beneficial owners that such record owners may represent. The costs of the Meeting, including the solicitation of proxies, attributable to the Federated Portfolio will be paid by the Federated Portfolio. Neither the Trust nor the INVESCO Portfolio will pay any of the costs of the Meeting attributable to the INVESCO Portfolio, including the costs related to the solicitation of proxies.

         The Annual Report of the Trust (the "Report"), including audited financial statements for the fiscal year ended December 31, 1996, has been previously sent to shareholders. The Trust will furnish an additional copy of the Report to a shareholder upon request, without charge, by writing to the Trust at the above address or by calling 1-800-752-6342.

         Shareholders of record at the close of business on April 18, 1997 (the "Record Date") are entitled to notice of, and to vote at, the Meeting. Each shareholder is entitled to one vote for each full share. As of the Record Date, 29,478,312.136 shares of beneficial interest of the INVESCO Portfolio were outstanding, and 20,915,143.215 shares of beneficial interest of the Federated Portfolio were outstanding. As of the Record Date, there is no beneficial owner of more than 5% of the shares of any Portfolio of the Trust to the knowledge of the Trust. Collectively, the Trustees and Officers of the Trust own less than 1% of the Trust's outstanding shares.

         Currently, the Trust serves as an underlying mutual fund for variable annuities issued by life insurance companies, including ASLAC. As of the Record Date, over 99% of each Portfolio's shares were legally owned by ASLAC. ASLAC holds assets attributable to its variable annuity contract obligations in ASLAC Variable Account B (Class 1 Sub-Accounts), ASLAC Variable Account B (Class 2 Sub-Accounts) and ASLAC Variable Account B (Class 3 Sub-Accounts) (collectively, for purposes of this Proxy Statement, "ASLAC Variable Accounts"), each of which is an investment company registered as such under the Investment Company Act of 1940, as amended (the "Investment Company Act"). ASLAC Variable Accounts have various sub-accounts, each of which invests exclusively in a mutual fund or in a portfolio of a mutual fund. ASLAC will solicit voting instructions from variable annuity contract owners who beneficially own shares of the Portfolios represented in the INVESCO Equity Income Sub-account and the Federated High Yield Sub-account as of the Record Date (the "Contractowners"). Because Contractowners are indirectly invested in the Portfolios through their contracts and have the right to instruct ASLAC how to vote shares of the Portfolios on all matters requiring a shareholder vote, Contractowners should consider themselves Shareholders of the Portfolios for purposes of this Proxy Statement.

         American Skandia Investment Services, Incorporated ("ASISI") is the investment manager for all the Trust's investment portfolios, including the Portfolios. ASISI is a wholly-owned subsidiary of American Skandia Investment Holding Corporation ("ASIHC"). ASIHC is also the owner of all the outstanding shares of ASLAC and American Skandia Marketing, Incorporated ("ASM"), which is the principal underwriter of ASLAC variable annuity contracts. The principal offices of ASISI, ASIHC, ASLAC and ASM are located in the same building at One Corporate Drive, Shelton, Connecticut 06484.

         Under a  Sub-advisory  Agreement  with  ASISI,  INVESCO  Trust  Company
("ITC") serves as sub-adviser to the INVESCO Portfolio and, subject to the supervision and control of ASISI and the Board of Trustees, determines the securities to be purchased for and sold from the Portfolio. ITC is located at 7800 East Union Avenue, Denver, Colorado 80237. The Sub-adviser is a trust company incorporated in 1969, and is a wholly-owned subsidiary of INVESCO Funds Group, Inc. ("IFG"), which is located at the same address. IFG is a wholly-owned subsidiary of INVESCO North American Holdings, Inc. ("INAH"), 1315 Peachtree Street, N.E., Atlanta, Georgia 30309. INAH is an indirect wholly-owned subsidiary of AMVESCAP PLC ("AMVESCAP").1 The corporate headquarters of AMVESCAP is located at 11 Devonshire Square, London EC2M 4YR, England.

         Under a Sub-advisory Agreement with ASISI, Federated Investment Counseling ("Federated") serves as sub-adviser to the Federated Portfolio and, subject to the supervision and control of ASISI and the Board of Trustees, determines the securities to be purchased for and sold from the Portfolio. Federated is a wholly-owned subsidiary of Federated Investors, and both are located at Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779.

         The Administrator of the Portfolios, and every other portfolio of the Trust, is PFPC Inc., a Delaware corporation located at 103 Bellevue Parkway, Wilmington, Delaware 19809

         Shareholders of the INVESCO Portfolio are being asked to consider and vote on a new sub-advisory agreement for the Portfolio. As explained in more detail below, the former sub-advisory agreement for the Portfolio terminated automatically, by operation of law, upon the consummation of the merger (the "Merger") of A I M Management Group Inc. ("AIM") and a direct, wholly-owned subsidiary of INVESCO PLC, the former name of AMVESCAP. Shareholders are not being asked to approve the Merger; rather, they are being asked to continue the existing sub-advisory relationship for the Portfolio under a new contract that has been in effect since the time of the Merger (the "New Sub-advisory Agreement"). The Merger and the terms of the New Sub-advisory Agreement are discussed below. Other than the date of the agreement and certain provisions related to the operation of the agreement prior to shareholder approval, the proposed new sub-advisory agreement is identical in form and terms to the present agreement.

         Shareholders of the Federated Portfolio are being asked to consider and vote on a proposal to remove the Portfolio's fundamental investment restriction limiting the Portfolio's investment in restricted securities to 10% of its net assets. Based on information provided by Federated, the Trustees have concluded that such restriction is unnecessary and, in light of recent developments in the market for high yield securities, may result in the Portfolio not being able to participate in certain securities offerings that may be advantageous to it.

         The following table summarizes which Portfolio is being solicited for each proposal:

PROPOSAL

I.        Approval of New Sub-Advisory Agreement Between ASISI and IFG

     II. Removal of the Restriction Limited Investment in Restricted Securities to 10% of Net Assets

PORTFOLIO

INVESCO Equity Income Portfolio


Federated High Yield Portfolio

         All shares of the Portfolios held by the Contractowners will be voted by ASLAC in accordance with voting instructions received from such Contractowners. Proxies submitted without voting instructions will be voted FOR the proposal set forth in the Notice. ASLAC is entitled to vote shares for which no proxy is received and will vote such shares in the same proportion as the votes cast by the Contractowners on the proxy issues presented. ASLAC has fixed the close of business on June 10, 1997as the last day for which voting instructions will be accepted.



                                   PROPOSAL I

                APPROVAL OF A NEW SUB-ADVISORY AGREEMENT BETWEEN
               AMERICAN SKANDIA INVESTMENT SERVICES, INCORPORATED
                            AND INVESCO TRUST COMPANY

Background

         Since the Portfolio commenced operations on January 4, 1994, ASISI has served as investment adviser to the INVESCO Portfolio pursuant to an Investment Management Agreement (the "Investment Management Agreement") with the Trust. The Investment Management Agreement, effective January 3, 1994 and as annually renewed thereafter, provides, among other things, that in carrying out its responsibility to supervise and manage all aspects of the INVESCO Portfolio's operations, ASISI may engage, subject to the approval of the Board of Trustees and, where required, the shareholders of the Portfolio, a Sub-adviser to provide advisory services in relation to the Portfolio. Under the Investment Management Agreement, ASISI may delegate to a sub-adviser the duty, among other things, to formulate and implement the Portfolio's investment program, including the duty to determine what issuers and securities will be purchased for and sold from the Portfolio. In accordance with this provision for delegation of authority, ASISI entered into a sub-advisory agreement (the "Former Sub-advisory Agreement"), effective January 3, 1994 and revised in non-material respects on May 1, 1996, with ITC, pursuant to which those duties were delegated to ITC. ITC has served as sub-adviser to the Portfolio since January 3, 1994.

         The Former Sub-Advisory Agreement was initially approved by the Board of Trustees, including a majority of the Trustees who are not "interested persons" of the Trust (as defined under the Investment Company Act) (the "Independent Trustees"), on November 23, 1993. The Former Sub-advisory Agreement was not, and was not required to be, approved by the shareholders of the Portfolio.

         ITC is an indirect, wholly-owned subsidiary of AMVESCAP, which, prior to the Merger, was known as INVESCO PLC ("INVESCO"). AMVESCAP is a publicly traded holding company organized under the laws of England in 1935. The ordinary shares of AMVESCAP, 25 pence nominal value per share (the "Ordinary Shares"), are traded on the London Stock Exchange. AMVESCAP's subsidiaries provide investment advisory services throughout the world. As of February 28, 1997, the total assets advised by AMVESCAP and its subsidiaries were approximately $165 billion. AIM is a holding company that has been engaged in the financial services business since 1976 and, together with its affiliates, advises or manages investment company portfolios comprising the A I M Family of Funds.

         On November 4, 1996, INVESCO entered into an agreement of merger (the "Merger Agreement") with AIM pursuant to which a wholly-owned U.S. subsidiary of INVESCO would acquire all the issued and outstanding shares of AIM capital stock for consideration valued on November 4, 1996 at approximately $1.6 billion, plus the amount of AIM net income from September 1, 1996 through February 28, 1997, the date the Merger was consummated (the "Closing Date"), minus dividends paid during such period and subject to adjustments for certain balance sheet items and transaction expenses. The consideration included 290 million new Ordinary Shares (including Ordinary Shares issuable in respect of vested and unvested AIM options) of INVESCO valued on November 4, 1996 at approximately $1.1 billion. The balance of the consideration was paid in cash. Upon consummation of the Merger, the former shareholders of AIM owned approximately 45% of INVESCO's (or AMVESCAP's) total outstanding capital stock on a fully-diluted basis.

         In connection with the Merger, the following agreements were executed:

         Voting Agreement. Certain former AIM shareholders and their spouses, the prior directors of INVESCO, and the existing directors of AMVESCAP (who held in the aggregate approximately 25% of the Ordinary Shares of AMVESCAP outstanding immediately following the consummation of the Merger) agreed to vote as directors and as shareholders to ensure that: (a) the AMVESCAP Board will have fifteen members, consisting of four executive directors and three non-executive directors designated by the senior management of INVESCO prior to the Merger, four executive directors and three non-executive directors designated by the senior management of AIM prior to the Merger, and a Chairman;
(b) the initial Chairman was Charles W. Brady (who was, prior to the Merger, the Chairman of INVESCO) and the initial Vice Chairman was Charles T. Bauer (who was, prior to the Merger, Chairman of AIM); and (c) the parties will vote at any AMVESAP shareholder meetings on resolutions (other than those in respect of the election of directors) supported by two-thirds of the AMVESCAP Board in the same proportion as votes are cast by unaffiliated shareholders. The Voting Agreement will terminate on the earlier of the fourth anniversary of the Closing Date or the date on which a resolution proposed by an INVESCO-designated board member is approved by the AMVESCAP Board despite being voted against by each AIM-designated board member present at such AMVESCAP Board meeting.

         Standstill Agreement and Transfer Restriction Agreements. Certain former AIM shareholders and their spouses and certain significant shareholders of INVESCO before the Merger agreed, under certain circumstances for a maximum period of five years, not to engage in a number of specified activities that might result in a change of ownership or control positions of AMVESCAP existing as of the Closing Date. The AIM shareholders and AMVESCAP's current Chairman will be restricted in their ability to transfer their shares of AMVESCAP for a period of up to five years.

         ITC has advised the Trust that the Merger did not and is not expected to impact in any manner the Sub-advisory services provided to the INVESCO Portfolio by ITC. No material change in investment philosophy, policies or strategies occurred or is envisioned. ITC continues to be an indirect wholly-owned subsidiary of AMVESCAP. The Merger Agreement did not, by its terms, contemplate any changes, other than changes in the ordinary course of business, in the management or operation of ITC relating to the INVESCO Portfolio, the personnel managing the Portfolio, or the services provided to the Portfolio by ITC. The Merger also did not result in material changes in the business, corporate structure or composition of the senior management or personnel of the Sub-adviser. Based on the foregoing, ITC has advised the Trust that it does not believe that the Merger has caused or will cause a reduction in the quality of services previously provided to the INVESCO Portfolio, or that the Merger has had or will have any adverse effect on ITC's ability to fulfill its obligations under the New Sub-advisory Agreement or to operate its business in a manner consistent with its past practices.

         The Former Sub-advisory Agreement, as required by Section 15 of the Investment Company Act, provided for its automatic termination in the event of its assignment. Any change of control of the Sub-adviser is deemed to be an assignment under the Investment Company Act. Because, upon consummation of the Merger, the former shareholders of AIM owned more than 25% of AMVESCAP's Ordinary Shares outstanding after the Merger, a change of control of AMVESCAP may be deemed to have occurred. Such a change of control would cause an automatic termination of the Former Sub-advisory Agreement under the Investment Company Act.

         Accordingly, in anticipation of the consummation of the Merger and in order to ensure continuity of advisory services provided to the INVESCO Portfolio by ITC, the Board of Trustees of the Trust met on February 12, 1997 to consider the approval of the New Sub-advisory Agreement. At that meeting, the Board, including a majority of those Trustees who are not "interested persons" of the Trust as such term is defined in the Investment Company Act (the "Independent Trustees") approved the New Sub-advisory Agreement. In addition, because the Trust did not have sufficient time to hold a meeting of shareholders of the Portfolio, as required by the Investment Company Act, to approve to New Sub-advisory Agreement prior to the Closing Date, the Trust sought exemptive relief from the Securities and Exchange Commission to permit such meeting of shareholders to occur up 120 days after the Closing Date. The Trust was granted such exemptive relief on March 5, 1997. Under the conditions of the order granting such relief, the sub-advisory fees payable to the Sub-adviser after the Closing Date have been paid into an interest-bearing escrow account. If the New Sub-advisory Agreement is approved by shareholders, such fees will be paid to ITC. If the New Sub-advisory Agreement is not approved, such fees will be returned to the Portfolio.

Evaluation of the Board of Trustees

         At the above-mentioned special meeting of the Board of Trustees of the Trust, at which all of the Independent Trustees were in attendance, the Trustees evaluated the New Sub-advisory Agreement. Prior to and during the meeting the Independent Directors requested and received all information they deemed necessary to determine whether the New Sub-advisory Agreement is in the best interests of the INVESCO Portfolio and its shareholders. At the meeting, the Independent Trustees reviewed a letter provided by ITC stating that the Merger would not impact in any manner the sub-advisory services, including portfolio management services, provided to the INVESCO Portfolio by ITC. The letter also stated that the portfolio managers and investment disciplines of the Portfolio would remain exactly the same following the Merger.

         In evaluating the New Sub-advisory Agreement, the Independent Directors considered the quality and scope of the services provided by ITC under the Former Sub-advisory Agreement, and viewed as particularly significant that no material change in the scope or quality of services provided by the ITC was anticipated, and that there would be no change in the compensation payable to the ITC. In addition, the Board considered that, except for the dates of its execution and effectiveness and certain provisions related to the escrow arrangements, the terms of the New Sub-advisory Agreement were the same, in all material respects, as the terms of the Former Sub-advisory Agreement. Furthermore, the Board considered the excellent reputation and substantial experience of AIM in the mutual fund industry. Finally, in determining that the New Sub-advisory Agreement should be approved even though shareholder approval could not be obtained prior to the Closing Date, the Board considered that the sub-advisory fees would be paid into escrow and that, under the conditions of the exemptive order, ITC is required to advise the Trust if there is a material change in the manner of or the personnel providing services under the New Sub-advisory Agreement prior to its approval by Portfolio shareholders.

         Based on the Trustees' review and their evaluation of the materials they received, and in consideration of all factors deemed relevant to them, the Trustees determined that the New Sub-advisory Agreement is in the best interests of the Portfolio and its shareholders. Accordingly, the Board, including all of the Independent Trustees, approved the New Sub-advisory Agreement and voted to recommend that the Portfolio's shareholders also vote to approve such agreement.

The New and Former Sub-advisory Agreements

         The New Sub-advisory Agreement became effective as of the Closing Date, contingent upon approval by the shareholders of the Portfolio. If shareholders approve the New Sub-advisory Agreement, it will remain in effect for an initial term of one year from the Closing Date, and may be renewed annually thereafter by specific approval of the Board of Trustees or the shareholders of the Portfolio. As discussed above, the material terms and provisions of the New Sub-advisory Agreement, other than its effective date and the provisions related to the escrow arrangements, are the same, in all substantive respects, as those of the Former Sub-advisory Agreement. Those terms and provisions are summarized below.

         Under the terms of the New Sub-advisory Agreement, ITC has agreed to furnish the Investment Manager with investment advisory services in connection with a continuous investment program for the Portfolio, which is to be managed in accordance with the investment objective, investment policies and restrictions of the Portfolio as set forth in the Prospectus and Statement of Additional Information of the Trust and in accordance with the Trust's Declaration of Trust and By-laws. Subject to the supervision and control of the Investment Manager, which is in turn subject to the supervision and control of the Board of Trustees, ITC, in its discretion, determines and selects the securities to be purchased for and sold from the Portfolio and places orders with and gives instructions to brokers, dealers and others to cause such transactions to be executed. Additionally, under the New Sub-advisory Agreement, ITC obtains and evaluates pertinent information about significant developments and economic, statistical and financial data, whether affecting the economy generally or the INVESCO Portfolio, information concerning the individual issuers whose securities are included in the Portfolio or the activities in which they engage, or information with respect to securities that ITC considers desirable for inclusion in the Portfolio.

                  Under the Agreements, sub-advisory fees are paid by ASISI, not by the INVESCO Portfolio or its shareholders. For its fee, ITC has agreed to furnish at its expenses all necessary investment facilities, including salaries of personnel, required for it to execute its duties under the Agreement faithfully. ITC's compensation for the services provided under the New Sub-Advisory Agreement is computed at an annual rate and is payable monthly in arrears, based on the average daily net assets of the Portfolio for each month. For all services rendered, the Investment Manager calculates and pays the Sub-adviser at the annual rate of .50% of the portion of the Portfolio's average daily net assets not in excess of $25 million, .45% of the portion of the Portfolio's average daily net assets over $25 million but not in excess of $75 million, .40% of the portion of the Portfolio's average daily net assets over $75 million but not in excess of $100 million, and .35% of the portion of the Portfolio's average daily net assets over $100 million. The aggregate fee paid by ASISI to ITC for services rendered under the Former Sub-Advisory Agreement for the fiscal year ended December 31, 1996 was $979,103.

         The New Sub-Advisory Agreement is renewable annually by specific approval of the Board of Trustees or by vote of a majority of the outstanding voting securities of the Portfolio (as defined under the Investment Company
Act). Any renewal by the Board requires the approval by the vote of a majority of the Trustees who are not interested persons under the Investment Company Act, cast in person at a meeting called for the purpose of voting on such renewal. The New Sub-Advisory Agreement may be terminated at any time without penalty upon 60 days' written notice to the other party to the agreement, and will automatically terminate in the event of its "assignment" by either party (as defined under the Investment Company Act) or (provided ITC has received prior written notice thereof) upon termination of the Investment Management Agreement.

         Under the Agreements, ITC will use its best efforts and good faith in the performance of its services. However, so long as ITC has acted in good faith and used its best efforts, then in the absence of willful misconduct, bad faith, gross negligence or reckless disregard by ITC of its obligations under the Agreement, neither ITC nor any of its directors, officers or employees shall be liable to the Trust or the Investment Manager for any loss suffered by the INVESCO Portfolio in connection with the services provided under the Agreement.

Information Concerning ITC

         ITC served as adviser or sub-adviser to 55 investment company portfolios as of December 31, 1996, including the Portfolio. These 55 portfolios had aggregate assets of approximately $12.7 billion as of December 31, 1996. In addition, ITC provides investment management services to private clients, including employee benefit plans that may be invested in a collective trust sponsored by ITC.

         The following table lists other investment companies or investment company portfolios for which the ITC acts as sub-adviser that have similar investment objectives as the Portfolio, as well as the rate of sub-advisory compensation payable to ITC and the net assets of the fund or portfolio.

-------------------------------- ------------------------------ ------------------------------ -------------------------------
Fund                             1940 Act Objective             Sub-Advisory Fee Rate          Net Assets (in 000's)
                                                                (based on average net assets)  (at February 28, 1997)
-------------------------------- ------------------------------ ------------------------------ -------------------------------
-------------------------------- ------------------------------ ------------------------------ -------------------------------
INVESCO Industrial               Current Income                 .25%   of  the   first   $200  $4,353,059
Income Fund                                                     million;
                                                                .20% over $200 million
-------------------------------- ------------------------------ ------------------------------ -------------------------------
-------------------------------- ------------------------------ ------------------------------ -------------------------------
Utilities Portfolio*             Capital    Appreciation   and  .25%   of  the   first   $200  $151,181
                                 Income                         million;
                                                                .20% over $200 million
-------------------------------- ------------------------------ ------------------------------ -------------------------------
-------------------------------- ------------------------------ ------------------------------ -------------------------------
INVESCO Variable                 Current Income                 .375%  of  the   first   $500  $23,476
Investment  Funds -  Industrial                                 million;
Income Portfolio*                                               .325%   of  the   next   $500
                                                                million;
                                                                .275% over $1 billion
-------------------------------- ------------------------------ ------------------------------ -------------------------------
-------------------------------- ------------------------------ ------------------------------ -------------------------------
INVESCO Variable                 Capital    Appreciation   and  .30%   of  the   first   $500  $2,888
Investment  Funds  -  Utilities  Income                         million;
Portfolio*                                                      .275%   of  the   next   $500
                                                                million;
                                                                .225% over $1 billion
-------------------------------- ------------------------------ ------------------------------ -------------------------------

         *Indicates that ITC has waived or absorbed fees during the fund's past fiscal year.


         The principal executive officer and directors of the Sub-adviser and their principal occupations are:

     Dan J. Hesser, President and Director, also President, Chief Executive Officer and Director of IFG; Hubert L. Harris Jr., Chairman of the Board and Director, also President of INVESCO Services Inc. and Director of IFG; and Charles P. Mayer, Senior Vice President and Director, also Director of IFG.


                                   PROPOSAL II

       APPROVAL OR DISAPPROVAL OF THE REMOVAL OF THE FEDERATED PORTFOLIO'S
           FUNDAMENTAL INVESTMENT RESTRICTION LIMITING THE PORTFOLIO'S
          INVESTMENT IN RESTRICTED SECURITIES TO 10% OF ITS NET ASSETS

         One of the Federated Portfolio's current fundamental investment restrictions provides that the Portfolio will not "invest more than 10% of its net assets in securities subject to restrictions on resale under federal securities laws." The Sub-adviser has informed the Trust that this restriction unduly constrains the Portfolio's ability to participate in new offerings of high yield securities. In recent years, more of these offerings have been made without initial registration under the Securities Act of 1933 (the "Securities Act"). The securities sold in these offerings usually are exchanged by the issuer at a later date for securities that have been registered under the Securities Act. However, until the exchange, these securities are subject to restrictions on resale and are therefore subject to the Federated Portfolio's fundamental restriction on "restricted securities."

         This fundamental policy on restricted securities was intended to reflect the Securities and Exchange Commission (the "Commission") interpretive position that, in order to maintain sufficient liquidity to meet shareholder redemptions, mutual fund portfolios such as the Portfolio should limit their investments in illiquid securities. Specifically, the Commission had required mutual funds to limit illiquid securities to not more than 10% of net assets (as discussed below, the current limit is 15%). In the past, because there was no exemption from the Securities Act to permit secondary trading in restricted securities, essentially all restricted securities were considered illiquid and were subject to the limitation on illiquid securities.

         The market for high yield securities has changed substantially in recent years. In 1990, the Commission adopted Rule 144A under the Securities Act. Rule 144A provides a safe harbor for the resale of certain restricted securities to "qualified institutional buyers" without compliance with the registration requirements of the Securities Act of 1933. "Qualified institutional buyer" generally includes a broker-dealer that owns or manages $10 million or more of securities and other entities that own or manage $100 million or more of securities.

         In connection with the adoption of Rule 144A, the Commission stated that securities eligible for resale under the Rule ("Rule 144A Securities") would not necessarily be considered illiquid for purposes of the limitation on the purchase of illiquid securities by mutual funds. Specifically, the Commission stated that "[t]he determination of liquidity of Rule 144A securities in the portfolio of [a mutual fund] is a question of fact for the directors to determine, based upon the trading markets for the specific security." Under this position, the Portfolio's Sub-adviser may determine, in accordance with guidelines established and monitored by the Trustees of the Trust, that a Rule 144A security is liquid. Even though the Rule 144A Security is determined to be liquid and is not subject to the Commission's limitation on illiquid securities, the security would still be restricted and would be subject to a limitation on the purchase of restricted securities, such as that of the Portfolio.

         In accordance with the Commission's position on the liquidity of Rule 144A securities, the Board of Trustees has adopted guidelines under which the Sub-adviser may determine the liquidity of Rule 144A Securities. The guidelines require the Sub-adviser to consider the following factors in making this determination:

         1.   The frequency of trades and quotes for the security;

         2.   The volatility of quotations and trade prices for the security;

     3. The number of dealers willing to purchase or sell the security and the number of potential purchasers;

         4.   Dealer undertakings to make a market in the security;

     5. The nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer);

     6. The rating of the security and the financial condition and prospects of the issuer of the security; and

     7. Such other factors as may be relevant to the Portfolio's ability to dispose of the security.

         The  Federated  Portfolio  currently  relies  on  Rule  144A  to  trade unregistered high yield securities, subject to its existing fundamental restriction on restricted securities. In accordance with the Trustee's guidelines, Federated has determined that some of these Rule 144A securities are liquid. This includes many securities acquired in unregistered offerings that have not yet been exchanged for securities registered under the Securities Act. However, the Portfolio's current investment restriction applies to the acquisition of any restricted security, regardless of its eligibility for resale under Rule 144A or its liquidity. Consequently, the restriction may prevent the Portfolio from acquiring a liquid high yield security, simply because it has not yet been registered under the Securities Act.

         The Commission has modified its position regarding the amount that a mutual fund portfolio may invest in illiquid securities, increasing the amount from 10% to 15% of net assets. Restricted securities are subject to this limitation unless they have been determined to be liquid in accordance with the Trustee's guidelines. In order to comply with the Commission's current position on illiquid securities, the Portfolio has and will continue to have a policy limiting its investments in illiquid securities to not more than 15% of net assets. Subject to applicable law and regulatory positions, the Trustees may change this policy on illiquid securities, or the guidelines and factors for determining the liquidity of restricted securities, without the approval of or any notice to the Portfolio's shareholders. This will allow the Portfolio to respond to future developments in the market for and regulation of high yield securities without the delay and expense of a shareholder meeting.

         Therefore, if the proposal is approved, the Portfolio will remain subject to a 15% limitation on investments in unregistered high yield securities that do not meet the Trustees' guidelines for liquidity. While this limitation is designed to ensure that the Portfolio has sufficient liquidity to meet shareholder redemption requests, the Portfolio nonetheless could be forced to dispose of securities when it would not be advantageous to do so or could have difficulty meeting redemption requests during periods of heavy redemptions.

         At a meeting held on April 11, 1997, the Board of Trustees unanimously approved the removal of the Portfolio's fundamental investment restriction limiting the Portfolio's investment in restricted securities to 10% of its net assets, and approved the submission of the Proposal for Contractowner approval. The Trustees also voted to recommend that the Contractowners vote to approve the Proposal to remove the restriction.


Other Matters and Shareholder Proposals

         The Board of Trustees intends to bring before the Meeting the Proposals set forth herein and in the foregoing Notice. The Trustees do not expect any other business to be brought before the Meeting. If, however, any other matters are properly presented to the meeting for action, it is intended that the persons named in the enclosed proxy will vote in accordance with their judgment. A Contractowner executing and returning a proxy may revoke it at any time prior to its exercise by written notice of such revocation to the Secretary of the Trust, by execution of a subsequent proxy, or by voting in person at the Meeting.

         The presence in person or by proxy of the holders of a majority of the outstanding shares is required to constitute a quorum at the Meeting. Since ASLAC is the legal owner of 100% of the Portfolio's shares, ASLAC's presence at the Meeting constitutes a quorum under the Trust's By-laws. Shares beneficially held by Contractowners present in person or represented by proxy at the Meeting will be counted for the purpose of calculating the votes cast on the issues before the Meeting. Approval of either proposal requires the vote of a "majority of the outstanding voting securities," as defined in the Investment Company Act, of the Portfolio to which the proposal relates, which means the vote of 67% or more of the shares of the Portfolio present at the Meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or the vote of more than 50% of the outstanding shares of the Portfolio, whichever is less.

         In the event that sufficient votes to approve a proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote FOR or AGAINST any such adjournment proposal in their discretion.

         The Trust is not required to hold and will not ordinarily hold annual shareholders' meetings. The Board of Trustees may call special meetings of the shareholders for action by shareholder vote as required by the Investment Company Act or the Trust's Declaration of Trust.

         Pursuant to rules adopted by the Commission, a shareholder may include in proxy statements relating to annual and other meetings of the shareholders of the Trust certain proposals for shareholder action which he or she intends to introduce at such special meetings; provided, among other things, that such proposal must be received by the Trust a reasonable time before a solicitation of proxies is made for such meeting. Timely submission of a proposal does not necessarily mean that the proposal will be included.

                                        By order of the Board of Trustees



                                        Eric C. Freed Secretary
                                        American Skandia Trust

                                LIST OF EXHIBITS


                 EXHIBIT A Form of Former Sub-Advisory Agreement

                  EXHIBIT B Form of New Sub-Advisory Agreement

                                    EXHIBIT A

                             SUB-ADVISORY AGREEMENT

THIS AGREEMENT is between American Skandia Investment Services, Incorporated (the "Investment Manager") and INVESCO Trust Company (the "Sub-Advisor").

WHEREAS American Skandia Trust (the "Trust") is a Massachusetts business trust organized with one or more series of shares, and is registered as an investment company under the Investment Company Act of 1940 (the "ICA"); and

WHEREAS the trustees of the Trust (the "Trustees") have engaged the Investment Manager to act as investment manager for the INVESCO Equity Income Portfolio (the "Portfolio") under the terms of a management agreement, dated January 3, 1994, with the Trust (the "Management Agreement"); and

WHEREAS the Investment Manager has engaged the Sub-Advisor and the Trustees have approved the engagement of the Sub-Advisor to provide investment advice and other investment services set forth below;

NOW, THEREFORE the Investment Manager and the Sub-Advisor agree as follows:

1. Investment Services. The Sub-Advisor will furnish the Investment Manager with investment advisory services in connection with a continuous investment program for the Portfolio which is to be managed in accordance with the investment objective, investment policies and restrictions of the Portfolio as set forth in the Prospectus and Statement of Additional Information of the Trust and in accordance with the Trust's Declaration of Trust and By-Laws. Officers, directors, and employees of Sub-Advisor will be available to consult with Investment Manager and the Trust, their officers, employees and Trustees concerning the business of the Trust. Investment Manager will promptly furnish Sub-Advisor with any amendments to such documents. Such amendments will not be effective with respect to the Sub-Advisor until receipt thereof.

         Subject to the supervision and control of the Investment Manager, which is in turn subject to the supervision and control of the Trust's Board of Trustees, the Sub-Advisor, will in its discretion determine and select the securities to be purchased for and sold from the Portfolio from time to time and will place orders with and give instructions to brokers, dealers and others for all such transactions and cause such transactions to be executed. The Portfolio will be maintained by a custodian bank (the "Custodian") and the Investment Manager will authorize the Custodian to honor orders and instructions by employees of the Sub-Advisor authorized by the Investment Manager to settle transactions in respect of the Portfolio. No assets may be withdrawn from the Portfolio other than for settlement of transactions on behalf of the Portfolio except upon the written authorization of appropriate officers of the Trust who shall have been certified as such by proper authorities of the Trust prior to the withdrawal.

         The Sub-Advisor will obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the Portfolio, and concerning the individual issuers whose securities are included in the Portfolio or the activities in which they engage, or with respect to securities which the Sub-Advisor considers desirable for inclusion in the Portfolio.

         The Sub-Advisor represents that it reviewed the Registration Statement of the Trust, including any amendments or supplements thereto, and any Proxy Statement relating to the approval of this Agreement, as filed with the Securities and Exchange Commission and represents and warrants that with respect to disclosure about the Sub-Advisor or information relating directly or indirectly to the Sub-Advisor, such Registration Statement or Proxy Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of material fact which was required to be stated therein or necessary to make the statements contained therein not misleading. The Sub-Advisor further represents and warrants that it is an investment advisor registered under the Investment Advisers Act of 1940, as amended, and under the laws of all jurisdictions in which the conduct of its business hereunder requires such registration.

         Sub-Advisor shall use its best judgment, effort, and advice in rendering services under this Agreement.

         In furnishing the services under this Agreement, the Sub-Advisor will comply with the requirements of the ICA and subchapters L and M (including, respectively, Section 817(h) and Section 851(b)(1), (2), (3) and (4)) of the Internal Revenue Code, applicable to the Portfolio, and the regulations promulgated thereunder. Sub-Advisor shall comply with (i) other applicable provisions of state or federal law; (ii) the provision of the Declaration of Trust and By-Laws of the Trust; (iii) policies and determinations of the Trust and Investment Manager; (iv) the fundamental policies and investment restrictions of the Trust, as set out in the Trust's registration statement under the ICA, or as amended by the Trust's shareholders; (v) the Prospectus and Statement of Additional Information of the Trust; and (vi) investment guidelines or other instructions received in writing from Investment Manager. Sub-Advisor shall supervise and monitor the investment program of the Portfolio.

         Nothing in this Agreement shall be implied to prevent the Investment Manager from engaging other sub-advisors to provide investment advice and other services in relation to portfolios of the Trust for which Sub-Advisor does not provide such services, or to prevent Investment Manager from providing such services itself in relation to such portfolios.

     2. Delivery of Documents to Sub-Advisor. The Investment Manager has furnished the Sub-Advisor with copies of each of the following documents:

     (a) The Declaration of Trust of the Trust as in effect on the date hereof;

     (b) The By-laws of the Trust in effect on the date hereof;

     (c) The resolutions of the Trustees approving the engagement of the Sub-Advisor as Sub-Advisor to the Investment Manager and approving the form of this agreement;

     (d) The resolutions of the Trustees selecting the Investment Manager as investment manager to the Trust and approving the form of the Investment Manager's Management Agreement with the Trust;

     (e) The Investment Manager's Management Agreement with the Trust;

     (f) The Code of Ethics of the Trust and of the Investment Manager as currently in effect; and

     (g) A list of companies the securities of which are not to be bought or sold for the Portfolio because of non-public information regarding such companies that is available to Investment Manager or the Trust, or which, in the sole opinion of the Investment Manager, it believes such non-public information would be deemed to be available to Investment Manager and/or the Trust.

     (h) The current Prospectus, Statement of Additional Information and Part C of the Trust's Registration Statement, and all amendments and supplements thereto, will be furnished promptly to the Sub-Advisor after filing with the SEC or the states and the Sub-Advisor will be notified in writing or by telephone as to the date on which such amendments or supplements are to become effective.

The Investment Manager will furnish the Sub-Advisor from time to time with copies, properly certified or otherwise authenticated, of all amendments of or supplements to the foregoing, if any. Such amendments or supplements as to items
(a) through (f) above will be provided within 30 days of the time such materials became available to the Investment Manager. Such amendments or supplements as to item (g) above will be provided not later than the end of the business day next following the date such amendments or supplements become known to the Investment Manager.

     3. Delivery of Documents to the Investment Manager. The Sub-Advisor has furnished the Investment Manager with copies of each of the following documents:

     (a) The Sub-Advisor's Form ADV as filed with the Securities and Exchange Commission;

     (b) The Sub-Advisor's most recent balance sheet;

     (c) Separate lists of persons who the Sub-Advisor wishes to have authorized to give written and/or oral instructions to Custodians of Trust assets for the Portfolio;

     (d) The Code of Ethics of the Sub-Advisor as currently in effect.

The Sub-Advisor will furnish the Investment Manager from time to time with copies, properly certified or otherwise authenticated, of all material amendments of or supplements to the foregoing, if any. Such amendments or supplements as to items (a) through (d) above will be provided within 30 days of the time such materials became available to the Sub-Advisor.

     4. Investment Advisory Facilities. The Sub-Advisor, at its expense, will furnish all necessary investment facilities, including salaries of personnel required for it to execute its duties faithfully.

5. Execution of Portfolio Transactions. Sub-Advisor is responsible for decisions to buy and sell securities for the Portfolio, broker-dealer selection, and negotiation of its brokerage commission rates. Sub-Advisor shall determine the securities to be purchased or sold by the Portfolio pursuant to its determinations with or through such persons, brokers or dealers, in conformity with the policy with respect to brokerage as set forth in the Trust's Prospectus and Statement of Additional Information, or as the Board of Trustees may determine from time to time. Generally, Sub-Advisor's primary consideration in placing Portfolio securities transactions with broker-dealers for execution is to obtain and maintain the availability of best execution at the best net price and in the most effective manner possible. The Sub-Advisor may consider sale of the shares of the Portfolio and/or contracts that permit allocations of contract values to sub-accounts that purchase shares of the Portfolio, as well as recommendations of the Investment Manager, subject to the requirements of best net price and most favorable execution.

               Consistent with this policy, the Sub-Advisor will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Portfolio on a continuing basis. Accordingly, the cost of the brokerage commissions to the Portfolio may be greater than that available from other brokers if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies and procedures as the Board of Trustees of the Trust may determine, the Sub-Advisor shall not be deemed to have acted unlawfully or to have breached any duty solely by reason of its having caused the Portfolio to pay a broker-dealer that provides research services to the Sub-Advisor for the Portfolio's use an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the
Sub-Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the research services provided by such broker, viewed in terms of either that particular transaction or the Sub-Advisor's ongoing responsibilities with respect to the Portfolio. The Sub-Advisor is further authorized to allocate the orders placed by it on behalf of the Portfolio to such broker-dealers who also provide research or statistical material, or other services to the Portfolio or the Sub-Advisor. Such allocation shall be in such amounts and proportions as the Sub-Advisor shall determine and the Sub-Advisor will report on said allocations to the Investment Manager regularly as requested by the Investment Manager and, in any event, at least once each calendar year if no specific request is made, indicating the brokers to whom such allocations have been made and the basis therefor.

6. Reports by Sub-Advisor. The Sub-Advisor shall furnish the Investment Manager monthly, quarterly and annual reports concerning transactions and performance of the Portfolio, including information required in the Trust's Registration, in such form as may be mutually agreed, to review the Portfolio and discuss the management of it. The Sub-Advisor shall permit the financial statements, books and records with respect to the Portfolio to be inspected and audited by the Trust, the Investment Manager or their agents at all reasonable times during normal business hours. The Sub-Advisor shall immediately notify and forward to both Investment Manager and legal counsel for the Trust any legal process served upon it on behalf of the Investment Manager or the Trust. The Sub-Advisor shall promptly notify the Investment Manager of any changes in any information required to be disclosed in the Trust's Registration Statement.

     7. Compensation of Sub-Advisor. The amount of the compensation to the Sub-Advisor is computed at an annual rate. The fee is payable monthly in arrears, based on the average daily net assets of the Portfolio for each month, at the annual rates shown below.

         For all services rendered, the Investment Manager will calculate and pay the Sub-Advisor at the annual rate of: .50 of 1% of the portion of the net assets of the Portfolio not in excess of $25 million; .45 of 1% of the portion of the net assets over $25 million but not in excess of $75 million; .40 of 1% of the portion in excess of $75 million but not in excess of $100 million; and
 .35 of 1% of the portion of the net assets over $100 million.

         In computing the fee to be paid to the Sub-Advisor, the net asset value of the Portfolio shall be valued as set forth in the then current registration statement of the Trust. If this agreement is terminated, the payment shall be prorated to the date of termination.

         Investment Manager and Sub-Advisor shall not be considered as partners or participants in a joint venture. Sub-Advisor will pay its own expenses for the services to be provided pursuant to this Agreement and will not be obligated to pay any expenses of Investment Manager or the Trust. Except as otherwise provided herein, Investment Manager and the Trust will not be obligated to pay any expenses of Sub-Advisor.

8. Confidential Treatment. It is understood that any information or recommendation supplied by the Sub-Advisor in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Investment Manager, the Trust or such persons the Investment Manager may designate in connection with the Portfolio. It is also understood that any information supplied to Sub-Advisor in connection with the performance of its obligations hereunder, particularly, but not limited to, any list of securities which, on a temporary basis, may not be bought or sold for the Portfolio, is to be regarded as confidential and for use only by the Sub-Advisor in connection with its obligation to provide investment advice and other services to the Portfolio.

9. Representations of the Parties. Each party to this Agreement hereby acknowledges that it is registered as an investment advisor under the Investment Advisers Act of 1940, it will use its reasonable best efforts to maintain such registration, and it will promptly notify the other if it ceases to be so registered, if its registration is suspended for any reason, or if it is notified by any regulatory organization or court of competent jurisdiction that it should show cause why its registration should not be suspended or terminated.

10. Liability. The Sub-Advisor shall use its best efforts and good faith in the performance of its services hereunder. However, so long as the Sub-Advisor has acted in good faith and has used its best efforts, then in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations hereunder, neither the Sub-Advisor nor any of its directors, officers or employees shall be liable to the Trust or its shareholders or to the Investment Manager for any act or omission resulting in any loss suffered in any portfolio of the Trust in connection with any service to be provided herein. The Federal laws impose responsibilities under certain circumstances on persons who act in good faith, and therefore, nothing herein shall in any way constitute a waiver of limitation of any rights which the Trust or Investment Manager may have under applicable law.

         The Investment Manager agrees that the Sub-Advisor shall not be liable for any failure to recommend the purchase or sale of any security on behalf of the Portfolio on the basis of any information which might, in Sub-Advisor's opinion, constitute a violation of any federal or state laws, rules or regulations.

11. Other Activities of Sub-Advisor. Investment Manager agrees that the Sub-Advisor and any of its directors, officers, partners or employees, and persons affiliated with it or with any such director, officer, partner or employee may render investment management or advisory services to other investors and institutions, and such investors and institutions may own, purchase or sell, securities or other interests in property the same as or similar to those which are selected for purchase, holding or sale for the Portfolio, and the Sub-Advisor shall be in all respects free to take action with respect to investments in securities or other interests in property the same as or similar to those selected for purchase, holding or sale for the Portfolio. Purchases and sales of individual securities on behalf of the Portfolio and other portfolios of the Trust or accounts for other investors or institutions will be made on a basis that is equitable to all portfolios of the Trust and other accounts. Nothing in this agreement shall impose upon the Sub-Advisor any obligation to purchase or sell or recommend for purchase or sale, for the Portfolio any security which it, its directors, officers, partners, affiliates or employees may purchase or sell for the Sub-Advisor or such director's, officer's, partner's, affiliate's or employee's own accounts or for the account of any other client, advisory or otherwise.

12. Continuance and Termination. This Agreement shall remain in full force and effect for one year from the date hereof, and is renewable annually thereafter by specific approval of the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Portfolio. Any such renewal shall be approved by the vote of a majority of the Trustees who are not interested persons under the ICA, cast in person at a meeting called for the purpose of voting on such renewal. This agreement may be terminated without penalty at any time by the Investment Manager or Sub-Advisor upon 60 days written notice, and will automatically terminate in the event of its assignment by either party to this Agreement, as defined in the ICA, or (provided Sub-Advisor has received prior written notice thereof) upon termination of the Investment Manager's Management Agreement with the Trust.

     13. Notification. Sub-Advisor will notify the Investment Manager within a reasonable time of any change in the personnel of the Sub-Advisor with responsibility for making investment decisions in relation to the Portfolio or who have been authorized to give instructions to a Custodian of the Trust.

         Any notice, instruction or other communication required or contemplated by this agreement shall be in writing. All such communications shall be addressed to the recipient at the address set forth below, provided that either party may, by notice, designate a different address for such party.

Investment Manager:        American Skandia Investment Services, Incorporated
                           One Corporate Drive
                           Shelton, Connecticut  06484
                           Attention:  Thomas M. Mazzaferro
                           President & Chief Operating Officer

Sub-Advisor:               INVESCO Trust Company
                           7800 East Union Avenue
                           Suite 1100
                           Denver, Colorado  80237
                           Attention:  Glen A. Payne, Esq.

14. Indemnification. The Sub-Advisor agrees to indemnify and hold harmless Investment Manager, any affiliated person within the meaning of Section 2(a)(3) of the 1940 Act ("affiliated person") of Investment Manager and each person, if any who, within the meaning of Section 15 of the Securities Act of 1933 (the "1933 Act"), controls ("controlling person") Investment Manager, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which Investment Manager or such affiliated person or controlling person may become subject under the 1933 Act, the 1940 Act, the Investment Adviser's Act of 1940 ("Adviser's Act"), under any other statute, at common law or otherwise, arising out of Sub-Advisor's responsibilities as portfolio manager of the Portfolio (1) to the extent of and as a result of the willful misconduct, bad faith, or gross negligence by Sub-Advisor, any of Sub-Advisor's employees or representatives or any affiliate of or any person acting on behalf of Sub-Advisor, or (2) as a result of any untrue statement or alleged untrue statement of a material fact contained in a prospectus or statement of additional information covering the Portfolio or the Trust or any amendment thereof or any supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made in reliance upon written information furnished to Investment Manager, the Trust or any affiliated person of the Investment Manager or the Trust or upon verbal information confirmed by the Sub-Advisor in writing or (3) to the extent of, and as a result of, the failure of the Sub-Advisor to execute, or cause to be executed, Portfolio transactions according to the standards and requirements of the 1940 Act; provided, however, that in no case is Sub-Advisor's indemnity in favor of Investment Manager or any affiliated person or controlling person of Investment Manager deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

         The Investment Manager agrees to indemnify and hold harmless Sub-Advisor, any affiliated person within the meaning of Section 2(a)(3) of the 1940 Act ("affiliated person") of Sub-Advisor and each person, if any who, within the meaning of Section 15 of the Securities Act of 1933 (the "1933 Act"), controls ("controlling person") Sub-Advisor, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which Sub-Advisor or such affiliated person or controlling person may become subject under the 1933 Act, the 1940 Act, the Investment Adviser's Act of 1940 ("Adviser's Act"), under any other statute, at common law or otherwise, arising out of Investment Manager's responsibilities as investment manager of the Portfolio (1) to the extent of and as a result of the willful misconduct, bad faith, or gross negligence by Investment Manager, any of Investment Manager's employees or representatives or any affiliate of or any person acting on behalf of Investment Manager, or (2) as a result of any untrue statement or alleged untrue statement of a material fact contained in a prospectus or statement of additional information covering the Portfolio or the Trust or any amendment thereof or any supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made by the Trust other than in reliance upon written information furnished by Sub-Advisor, or any affiliated person of the Sub-Advisor or other than upon verbal information confirmed by the Sub-Advisor in writing; provided, however, that in no case is Investment Manager's indemnity in favor of Sub-Advisor or any affiliated person or controlling person of Sub-Advisor deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

15. Warranty. The Investment Manager represents and warrants that (i) the appointment of the Sub-Advisor by the Investment Manager has been duly authorized and (ii) it has acted and will continue to act in connection with the transactions contemplated hereby, and the transactions contemplated hereby are, in conformity with the Investment Company Act of 1940, the Trust's governing documents and other applicable laws.

         The Sub-Advisor represents and warrants that it is authorized to perform the services contemplated to be performed hereunder.

     16. Governing Law. This agreement is made under, and shall be governed by and construed in accordance with, the laws of the State of Connecticut.

     17. Severability. Each provision of this Agreement is intended to be severable. If any provision of this Agreement is held to be illegal or made invalid by court decision, statute, rule or otherwise, such illegality or invalidity will not affect the validity or enforceability of the remainder of this Agreement.

The effective date of this agreement is May 1, 1996.


FOR THE INVESTMENT MANAGER:                       FOR THE SUB-ADVISOR:




Thomas Mazzaferro
President & Chief Operating Officer


Date:                                              Date:



Attest:                                            Attest:

                                    EXHIBIT B


                             SUB-ADVISORY AGREEMENT

THIS AGREEMENT is between American Skandia Investment Services, Incorporated (the "Investment Manager") and INVESCO Trust Company (the "Sub-Advisor").

WHEREAS American Skandia Trust (the "Trust") is a Massachusetts business trust organized with one or more series of shares, and is registered as an investment company under the Investment Company Act of 1940 (the "ICA"); and

WHEREAS the trustees of the Trust (the "Trustees") have engaged the Investment Manager to act as investment manager for the INVESCO Equity Income Portfolio (the "Portfolio") under the terms of a management agreement, dated January 3, 1994, with the Trust (the "Management Agreement"); and

WHEREAS the Investment Manager has engaged the Sub-Advisor and the Trustees have approved the engagement of the Sub-Advisor to provide investment advice and other investment services set forth below, effective February 28, 1997, contingent upon shareholder approval and execution of this Agreement.

NOW, THEREFORE the Investment Manager and the Sub-Advisor agree as follows:

1. Investment Services. The Sub-Advisor will furnish the Investment Manager with investment advisory services in connection with a continuous investment program for the Portfolio which is to be managed in accordance with the investment objective, investment policies and restrictions of the Portfolio as set forth in the Prospectus and Statement of Additional Information of the Trust and in accordance with the Trust's Declaration of Trust and By-Laws. Officers, directors, and employees of Sub-Advisor will be available to consult with Investment Manager and the Trust, their officers, employees and Trustees concerning the business of the Trust. Investment Manager will promptly furnish Sub-Advisor with any amendments to such documents. Such amendments will not be effective with respect to the Sub-Advisor until receipt thereof.

         Subject to the supervision and control of the Investment Manager, which is in turn subject to the supervision and control of the Trust's Board of Trustees, the Sub-Advisor, will in its discretion determine and select the securities to be purchased for and sold from the Portfolio from time to time and will place orders with and give instructions to brokers, dealers and others for all such transactions and cause such transactions to be executed. The Portfolio will be maintained by a custodian bank (the "Custodian") and the Investment Manager will authorize the Custodian to honor orders and instructions by employees of the Sub-Advisor authorized by the Investment Manager to settle transactions in respect of the Portfolio. No assets may be withdrawn from the Portfolio other than for settlement of transactions on behalf of the Portfolio except upon the written authorization of appropriate officers of the Trust who shall have been certified as such by proper authorities of the Trust prior to the withdrawal.

         The Sub-Advisor will obtain and evaluate pertinent information about significant developments and economic, statistical and financial data, domestic, foreign or otherwise, whether affecting the economy generally or the Portfolio, and concerning the individual issuers whose securities are included in the Portfolio or the activities in which they engage, or with respect to securities which the Sub-Advisor considers desirable for inclusion in the Portfolio.

         The Sub-Advisor represents that it reviewed the Registration Statement of the Trust, including any amendments or supplements thereto, and any Proxy Statement relating to the approval of this Agreement, as filed with the Securities and Exchange Commission and represents and warrants that with respect to disclosure about the Sub-Advisor or information relating directly or indirectly to the Sub-Advisor, such Registration Statement or Proxy Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of material fact which was required to be stated therein or necessary to make the statements contained therein not misleading. The Sub-Advisor further represents and warrants that it is an investment advisor registered under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and under the laws of all jurisdictions in which the conduct of its business hereunder requires such registration.

         Sub-Advisor shall use its best judgment, effort, and advice in rendering services under this Agreement.

         In furnishing the services under this Agreement, the Sub-Advisor will comply with the requirements of the ICA and subchapters L and M (including, respectively, Section 817(h) and Section 851(b)(1), (2), (3) and (4)) of the Internal Revenue Code, applicable to the Portfolio, and the regulations promulgated thereunder. Sub-Advisor shall comply with (i) other applicable provisions of state or federal law; (ii) the provision of the Declaration of Trust and By-Laws of the Trust; (iii) policies and determinations of the Trust and Investment Manager; (iv) the fundamental policies and investment restrictions of the Trust, as set out in the Trust's registration statement under the ICA, or as amended by the Trust's shareholders; (v) the Prospectus and Statement of Additional Information of the Trust; and (vi) investment guidelines or other instructions received in writing from Investment Manager. Sub-Advisor shall supervise and monitor the investment program of the Portfolio.

         Nothing in this Agreement shall be implied to prevent the Investment Manager from engaging other sub-advisors to provide investment advice and other services in relation to portfolios of the Trust for which Sub-Advisor does not provide such services, or to prevent Investment Manager from providing such services itself in relation to such portfolios.

     2. Delivery of Documents to Sub-Advisor. The Investment Manager has furnished the Sub-Advisor with copies of each of the following documents:

     (a) The Declaration of Trust of the Trust as in effect on the date hereof;

         (b)      The By-laws of the Trust in effect on the date hereof;

     (c) The resolutions of the Trustees approving the engagement of the Sub-Advisor as Sub-Advisor to the Investment Manager and approving the form of this agreement;

         (d) The resolutions of the Trustees selecting the Investment Manager as investment manager to the Trust and approving the form of the Investment Manager's Management Agreement with the Trust;

         (e)      The Investment Manager's Management Agreement with the Trust;

     (f) The Code of Ethics of the Trust and of the Investment Manager as currently in effect; and

         (g) A list of companies the securities of which are not to be bought or sold for the Portfolio because of non-public information regarding such companies that is available to Investment Manager or the Trust, or which, in the sole opinion of the Investment Manager, it believes such non-public information would be deemed to be available to Investment Manager and/or the Trust.

         (h) The current Prospectus, Statement of Additional Information and Part C of the Trust's Registration Statement, and all amendments and supplements thereto, will be furnished promptly to the Sub-Advisor after filing with the SEC or the states and the Sub-Advisor will be notified in writing or by telephone as to the date on which such amendments or supplements are to become effective.

         The Investment Manager will furnish the Sub-Advisor from time to time with copies, properly certified or otherwise authenticated, of all amendments of or supplements to the foregoing, if any. Such amendments or supplements as to items (a) through (f) above will be provided within 30 days of the time such materials became available to the Investment Manager. Such amendments or supplements as to item (g) above will be provided not later than the end of the business day next following the date such amendments or supplements become known to the Investment Manager.

     3. Delivery of Documents to the Investment Manager. The Sub-Advisor has furnished the Investment Manager with copies of each of the following documents:

     (a) The Sub-Advisor's Form ADV as filed with the Securities and Exchange Commission;

         (b)      The Sub-Advisor's most recent balance sheet;

     (c) Separate lists of persons who the Sub-Advisor wishes to have authorized to give written and/or oral instructions to Custodians of Trust assets for the Portfolio;

         (d)      The Code of Ethics of the Sub-Advisor as currently in effect.

         The Sub-Advisor will furnish the Investment Manager from time to time with copies, properly certified or otherwise authenticated, of all material amendments of or supplements to the foregoing, if any. Such amendments or supplements as to items (a) through (d) above will be provided within 30 days of the time such materials became available to the Sub-Advisor.

     4. Investment Advisory Facilities. The Sub-Advisor, at its expense, will furnish all necessary investment facilities, including salaries of personnel required for it to execute its duties faithfully.

5. Execution of Portfolio Transactions. Sub-Advisor is responsible for decisions to buy and sell securities for the Portfolio, broker-dealer selection, and negotiation of its brokerage commission rates. Sub-Advisor shall determine the securities to be purchased or sold by the Portfolio pursuant to its determinations with or through such persons, brokers or dealers, in conformity with the policy with respect to brokerage as set forth in the Trust's Prospectus and Statement of Additional Information, or as the Board of Trustees may determine from time to time. Generally, Sub-Advisor's primary consideration in placing Portfolio securities transactions with broker-dealers for execution is to obtain and maintain the availability of best execution at the best net price and in the most effective manner possible. The Sub-Advisor may consider sale of the shares of the Portfolio and/or contracts that permit allocations of contract values to sub-accounts that purchase shares of the Portfolio, as well as recommendations of the Investment Manager, subject to the requirements of best net price and most favorable execution.

               Consistent with this policy, the Sub-Advisor will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of the Portfolio on a continuing basis. Accordingly, the cost of the brokerage commissions to the Portfolio may be greater than that available from other brokers if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies and procedures as the Board of Trustees of the Trust may determine, the Sub-Advisor shall not be deemed to have acted unlawfully or to have breached any duty solely by reason of its having caused the Portfolio to pay a broker-dealer that provides research services to the Sub-Advisor for the Portfolio's use an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the
Sub-Advisor determines in good faith that such amount of commission was reasonable in relation to the value of the research services provided by such broker, viewed in terms of either that particular transaction or the Sub-Advisor's ongoing responsibilities with respect to the Portfolio. The Sub-Advisor is further authorized to allocate the orders placed by it on behalf of the Portfolio to such broker-dealers who also provide research or statistical material, or other services to the Portfolio or the Sub-Advisor. Such allocation shall be in such amounts and proportions as the Sub-Advisor shall determine and the Sub-Advisor will report on said allocations to the Investment Manager regularly as requested by the Investment Manager and, in any event, at least once each calendar year if no specific request is made, indicating the brokers to whom such allocations have been made and the basis therefor.

6. Reports by Sub-Advisor. The Sub-Advisor shall furnish the Investment Manager monthly, quarterly and annual reports concerning transactions and performance of the Portfolio, including information required in the Trust's Registration, in such form as may be mutually agreed, to review the Portfolio and discuss the management of it. The Sub-Advisor shall permit the financial statements, books and records with respect to the Portfolio to be inspected and audited by the Trust, the Investment Manager or their agents at all reasonable times during normal business hours. The Sub-Advisor shall immediately notify and forward to both Investment Manager and legal counsel for the Trust any legal process served upon it on behalf of the Investment Manager or the Trust. The Sub-Advisor shall promptly notify the Investment Manager of any changes in any information required to be disclosed in the Trust's Registration Statement.

     7. Compensation of Sub-Advisor. The amount of the compensation to the Sub-Advisor is computed at an annual rate. The fee is payable monthly in arrears, based on the average daily net assets of the Portfolio for each month, at the annual rates shown below.

         For all services rendered, the Investment Manager will calculate and pay the Sub-Advisor at the annual rate of: .50 of 1% of the portion of the net assets of the Portfolio not in excess of $25 million; .45 of 1% of the portion of the net assets over $25 million but not in excess of $75 million; .40 of 1% of the portion in excess of $75 million but not in excess of $100 million; and
 .35 of 1% of the portion of the net assets over $100 million.

         In computing the fee to be paid to the Sub-Advisor, the net asset value of the Portfolio shall be valued as set forth in the then current registration statement of the Trust. If this agreement is terminated, the payment shall be prorated to the date of termination, except as hereinafter set forth in this
Section 7.

         From the date of this Agreement to the date on which the Agreement is initially approved by the shareholders of the Portfolio as required by the ICA and Section 12 hereof, the fee payable to the Sub-Advisor hereunder shall be deposited by the Investment Manager in an escrow account maintained with an escrow agent mutually acceptable to the parties hereto (the "Escrow Account"), and paid to the Sub-Advisor only upon receipt of such shareholder approval. In the event that the shareholders of the Portfolio do not approve this Agreement as required by the ICA and Section 12 hereof, the Sub-Advisor shall not be entitled to receive any of the amount maintained in the Escrow Account.

         Investment Manager and Sub-Advisor shall not be considered as partners or participants in a joint venture. Sub-Advisor will pay its own expenses for the services to be provided pursuant to this Agreement and will not be obligated to pay any expenses of Investment Manager or the Trust. Sub-Advisor will be responsible for payment of all costs and expenses of obtaining initial shareholder approval of this Agreement, including proxy solicitation costs and expenses, and for payment of all costs and expenses associated with the establishment, maintenance and termination of the Escrow Account. Except as otherwise provided herein, Investment Manager and the Trust will not be obligated to pay any expenses of Sub-Advisor.

8. Confidential Treatment. It is understood that any information or recommendation supplied by the Sub-Advisor in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Investment Manager, the Trust or such persons the Investment Manager may designate in connection with the Portfolio. It is also understood that any information supplied to Sub-Advisor in connection with the performance of its obligations hereunder, particularly, but not limited to, any list of securities which, on a temporary basis, may not be bought or sold for the Portfolio, is to be regarded as confidential and for use only by the Sub-Advisor in connection with its obligation to provide investment advice and other services to the Portfolio.

9. Representations of the Parties. Each party to this Agreement hereby acknowledges that it is registered as an investment advisor under the Advisers Act, it will use its reasonable best efforts to maintain such registration, and it will promptly notify the other if it ceases to be so registered, if its registration is suspended for any reason, or if it is notified by any regulatory organization or court of competent jurisdiction that it should show cause why its registration should not be suspended or terminated.

10. Liability. The Sub-Advisor shall use its best efforts and good faith in the performance of its services hereunder. However, so long as the Sub-Advisor has acted in good faith and has used its best efforts, then in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations hereunder, neither the Sub-Advisor nor any of its directors, officers or employees shall be liable to the Trust or its shareholders or to the Investment Manager for any act or omission resulting in any loss suffered in any portfolio of the Trust in connection with any service to be provided herein. The Federal laws impose responsibilities under certain circumstances on persons who act in good faith, and therefore, nothing herein shall in any way constitute a waiver of limitation of any rights which the Trust or Investment Manager may have under applicable law.

         The Investment Manager agrees that the Sub-Advisor shall not be liable for any failure to recommend the purchase or sale of any security on behalf of the Portfolio on the basis of any information which might, in Sub-Advisor's opinion, constitute a violation of any federal or state laws, rules or regulations.

11. Other Activities of Sub-Advisor. Investment Manager agrees that the Sub-Advisor and any of its directors, officers, partners or employees, and persons affiliated with it or with any such director, officer, partner or employee may render investment management or advisory services to other investors and institutions, and such investors and institutions may own, purchase or sell, securities or other interests in property the same as or similar to those which are selected for purchase, holding or sale for the Portfolio, and the Sub-Advisor shall be in all respects free to take action with respect to investments in securities or other interests in property the same as or similar to those selected for purchase, holding or sale for the Portfolio. Purchases and sales of individual securities on behalf of the Portfolio and other portfolios of the Trust or accounts for other investors or institutions will be made on a basis that is equitable to all portfolios of the Trust and other accounts. Nothing in this agreement shall impose upon the Sub-Advisor any obligation to purchase or sell or recommend for purchase or sale, for the Portfolio any security which it, its directors, officers, partners, affiliates or employees may purchase or sell for the Sub-Advisor or such director's, officer's, partner's, affiliate's or employee's own accounts or for the account of any other client, advisory or otherwise.

12. Continuance and Termination. This Agreement shall become effective upon the date first written below and, subject to its approval by a vote of the majority of the outstanding voting securities of the Portfolio in accordance with the ICA, shall remain in full force and effect for one year from the date hereof, and is renewable annually thereafter by specific approval of the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Portfolio. Any such renewal shall be approved by the vote of a majority of the Trustees who are not interested persons under the ICA, cast in person at a meeting called for the purpose of voting on such renewal. This Agreement may be terminated without penalty at any time by the Investment Manager or Sub-Advisor upon 60 days written notice, and will automatically terminate in the event of its assignment by either party to this Agreement, as defined in the ICA, or (provided Sub-Advisor has received prior written notice thereof) upon termination of the Management Agreement. This Agreement shall automatically terminate if not approved by a vote of the majority of the outstanding voting securities of the Portfolio as required by the ICA.

     13. Notification. Sub-Advisor will notify the Investment Manager within a reasonable time of any change in the personnel of the Sub-Advisor with responsibility for making investment decisions in relation to the Portfolio or who have been authorized to give instructions to a Custodian of the Trust.

         Any notice, instruction or other communication required or contemplated by this agreement shall be in writing. All such communications shall be addressed to the recipient at the address set forth below, provided that either party may, by notice, designate a different address for such party.

Investment Manager:        American Skandia Investment Services, Incorporated
                           One Corporate Drive
                           Shelton, Connecticut  06484
                           Attention:  Thomas M. Mazzaferro
                           President & Chief Operating Officer

Sub-Advisor:               INVESCO Trust Company
                           7800 East Union Avenue
                           Suite 1100
                           Denver, Colorado  80237
                           Attention:  Glen A. Payne, Esq.

14. Indemnification. The Sub-Advisor agrees to indemnify and hold harmless Investment Manager, any affiliated person within the meaning of Section 2(a)(3) of the ICA ("affiliated person") of Investment Manager and each person, if any who, within the meaning of Section 15 of the Securities Act of 1933 (the "1933 Act"), controls ("controlling person") Investment Manager, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which Investment Manager or such affiliated person or controlling person may become subject under the 1933 Act, the ICA, the Advisers Act, under any other statute, at common law or otherwise, arising out of Sub-Advisor's responsibilities as portfolio manager of the Portfolio (1) to the extent of and as a result of the willful misconduct, bad faith, or gross negligence by Sub-Advisor, any of Sub-Advisor's employees or representatives or any affiliate of or any person acting on behalf of Sub-Advisor, or (2) as a result of any untrue statement or alleged untrue statement of a material fact contained in a prospectus or statement of additional information covering the Portfolio or the Trust or any amendment thereof or any supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made in reliance upon written information furnished to Investment Manager, the Trust or any affiliated person of the Investment Manager or the Trust or upon verbal information confirmed by the Sub-Advisor in writing or (3) to the extent of, and as a result of, the failure of the Sub-Advisor to execute, or cause to be executed, Portfolio transactions according to the standards and requirements of the ICA; provided, however, that in no case is Sub-Advisor's indemnity in favor of Investment Manager or any affiliated person or controlling person of Investment Manager deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

         The Investment Manager agrees to indemnify and hold harmless Sub-Advisor, any affiliated person within the meaning of Section 2(a)(3) of the ICA ("affiliated person") of Sub-Advisor and each person, if any who, within the meaning of Section 15 of the 1933 Act, controls ("controlling person") Sub-Advisor, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which Sub-Advisor or such affiliated person or controlling person may become subject under the 1933 Act, the ICA, the Advisers Act, under any other statute, at common law or otherwise, arising out of Investment Manager's responsibilities as investment manager of the Portfolio (1) to the extent of and as a result of the willful misconduct, bad faith, or gross negligence by Investment Manager, any of Investment Manager's employees or representatives or any affiliate of or any person acting on behalf of Investment Manager, or (2) as a result of any untrue statement or alleged untrue statement of a material fact contained in a prospectus or statement of additional information covering the Portfolio or the Trust or any amendment thereof or any supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made by the Trust other than in reliance upon written information furnished by Sub-Advisor, or any affiliated person of the Sub-Advisor or other than upon verbal information confirmed by the Sub-Advisor in writing; provided, however, that in no case is Investment Manager's indemnity in favor of Sub-Advisor or any affiliated person or controlling person of Sub-Advisor deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misconduct, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

15. Warranty. The Investment Manager represents and warrants that (i) the appointment of the Sub-Advisor by the Investment Manager has been duly authorized and (ii) it has acted and will continue to act in connection with the transactions contemplated hereby, and the transactions contemplated hereby are, in conformity with the ICA, the Trust's governing documents and other applicable laws.

         The Sub-Advisor represents and warrants that it is authorized to perform the services contemplated to be performed hereunder.

     16. Governing Law. This agreement is made under, and shall be governed by and construed in accordance with, the laws of the State of Connecticut.

     17. Severability. Each provision of this Agreement is intended to be severable. If any provision of this Agreement is held to be illegal or made invalid by court decision, statute, rule or otherwise, such illegality or invalidity will not affect the validity or enforceability of the remainder of this Agreement.

The effective date of this agreement is February 28, 1997.


FOR THE INVESTMENT MANAGER:                      FOR THE SUB-ADVISOR:




Thomas Mazzaferro
President & Chief Operating Officer


Date:                                            Date:



Attest:                                          Attest:


16524-1



     -------- 1 The intermediary companies between INAH and AMVESCAP are as follows: INVESCO, Inc., INVESCO Group Services, Inc. and INVESCO North American Group, Ltd., each of which is wholly owned by its immediate parent.

                             AMERICAN SKANDIA TRUST


                PROXY FOR SPECIAL MEETING OF SHAREHOLDERS OF THE
                         INVESCO EQUITY INCOME PORTFOLIO
                           TO BE HELD ON JUNE 12, 1997

         The undersigned hereby appoints Maureen Gulick and Deirdre Burke and each of them as the proxy or proxies of the undersigned, with full power of substitution, to vote on behalf of the undersigned all shares of beneficial interest of the above stated Portfolio of American Skandia Trust (or "Trust") that the undersigned is entitled to vote at a Special Meeting of the Shareholders of the Portfolio to be held at 10:00 a.m., Eastern Time, on June 12, 1997 at the offices of the Trust at One Corporate Drive, 10th Floor, Shelton, Connecticut and at any adjournments thereof, upon the matters described in the accompanying Proxy Statement and upon any other business that may properly come before the meeting or any adjournment thereof. Said proxies are directed to vote or to refrain from voting as checked on the reverse side. If any other matters are properly presented to the meeting for action, it is intended that the proxies will vote in accordance with their judgment.

                 PLEASE SIGN ON THE OTHER SIDE AND RETURN PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE.

         The undersigned acknowledges receipt with this proxy of a copy of the Combined Notice of Special Meeting of Shareholders and the Proxy Statement of the INVESCO Equity Income Portfolio of the Trust. If a contract is jointly held, each contract owner named should sign. If only one signs, his or her signature will be binding. If the contract owner is a trust, custodial account or other entity, the name of the trust or the custodial account should be entered and the trustee, custodian, etc. should sign in his or her own name, indicating that he or she is "Trustee," "Custodian," or other applicable designation. If the contract owner is a partnership, the partnership should be entered and the partner should sign in his or her own name, indicating that he or she is a "Partner."

     PLEASE MARK VOTES
     AS IN THIS EXAMPLE
                                                                                                          For   Against   Abstain

THE   BOARD  OF   TRUSTEES   OF  THE  TRUST            PROPOSAL   TO   APPROVE   A  NEW   SUB-ADVISORY
RECOMMENDS   VOTING   FOR   THE   FOLLOWING            AGREEMENT  BETWEEN AMERICAN  SKANDIA  INVESTMENT
PROPOSAL:                                              SERVICES,   INCORPORATED   AND   INVESCO   TRUST
                                                       COMPANY  REGARDING   INVESTMENT  ADVICE  TO  THE
THE  SHARES   REPRESENTED  HEREBY  WILL  BE            INVESCO EQUITY INCOME.
VOTED AS  INDICATED  OR FOR THE PROPOSAL IF
NO CHOICE IS INDICATED.

THIS PROXY IS BEING  SOLICITED ON BEHALF OF
THE BOARD OF TRUSTEES OF THE TRUST.

CONTRACT NUMBER:








Please be sure to sign and date this Proxy

_________________________      Date:___________         _________________________        Date: ____________
Shareholder sign here                                   Co-owner sign here
-----------------------------------------------------------------------------------------------------------------------------------
DETACH CARD

                             AMERICAN SKANDIA TRUST


                PROXY FOR SPECIAL MEETING OF SHAREHOLDERS OF THE
                         FEDERATED HIGH YIELD PORTFOLIO
                           TO BE HELD ON JUNE 12, 1997

         The undersigned hereby appoints Maureen Gulick and Deirdre Burke and each of them as the proxy or proxies of the undersigned, with full power of substitution, to vote on behalf of the undersigned all shares of beneficial interest of the above stated Portfolio of American Skandia Trust (or "Trust") that the undersigned is entitled to vote at a Special Meeting of the Shareholders of the Federated High Yield Portfolio of the Trust to be held at 10:00 a.m., Eastern Time, on June 12, 1997 at the offices of the Trust at One Corporate Drive, 10th Floor, Shelton, Connecticut and at any adjournments thereof, upon the matters described in the accompanying Proxy Statement and upon any other business that may properly come before the meeting or any adjournment thereof. Said proxies are directed to vote or to refrain from voting as checked on the reverse side. If any other matters are properly presented to the meeting for action, it is intended that the proxies will vote in accordance with their judgment.

                 PLEASE SIGN ON THE OTHER SIDE AND RETURN PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE.

         The undersigned acknowledges receipt with this proxy of a copy of the Combined Notice of Special Meeting of Shareholders and the Proxy Statement of the Federated High Yield Portfolio of the Trust. If a contract is jointly held, each contract owner named should sign. If only one signs, his or her signature will be binding. If the contract owner is a trust, custodial account or other entity, the name of the trust or the custodial account should be entered and the trustee, custodian, etc. should sign in his or her own name, indicating that he or she is "Trustee," "Custodian," or other applicable designation. If the contract owner is a partnership, the partnership should be entered and the partner should sign in his or her own name, indicating that he or she is a "Partner."

     PLEASE MARK VOTES
     AS IN THIS EXAMPLE
                                                                                                        For   Against   Abstain

THE   BOARD  OF   TRUSTEES   OF  THE  TRUST         PROPOSAL TO REMOVE THE  PORTFOLIO'S  FUNDAMENTAL
RECOMMENDS   VOTING   FOR   THE   FOLLOWING         INVESTMENT  RESTRICTION LIMITING THE PORTFOLIO'S
PROPOSALS:                                          INVESTMENT  IN  RESTRICTED  SECURITIES TO 10% OF
                                                    ITS NET ASSETS.
THE  SHARES   REPRESENTED  HEREBY  WILL  BE
VOTED AS INDICATED OR FOR THE  PROPOSALS IF
NO CHOICE IS INDICATED.

THIS PROXY IS BEING  SOLICITED ON BEHALF OF
THE BOARD OF TRUSTEES OF THE TRUST.

CONTRACT NUMBER:








Please be sure to sign and date this Proxy

_________________________      Date:____________    _________________________        Date:_____________
Shareholder sign here                               Co-owner sign here
-----------------------------------------------------------------------------------------------------------------------------------
DETACH CARD
